Duolingo Announces Record Bookings in First Quarter 2022
and Raises Full Year Guidance

Pittsburgh, PA – May 12, 2022 – Duolingo, Inc. (NASDAQ: DUOL), the world’s leading mobile learning platform, announced results for the first quarter ended March 31, 2022 in a shareholder letter that is posted at https://investors.duolingo.com.

"All elements of our business performed well this quarter and we saw accelerating user growth, record quarterly bookings, and strong margins,” said Luis von Ahn, Co-Founder and CEO of Duolingo. “We believe these results come from the investments we’ve made in R&D to drive innovation and continuously make our products more effective, more fun, more engaging, and more social. Thanks to our strong results this quarter, we are increasing our guidance for bookings, revenue, and adjusted EBITDA for the full-year 2022.”

First Quarter 2022 Highlights

•Total bookings were $102.1 million, an increase of 55% from the prior year quarter;
•Subscription bookings were $78.5 million, an increase of 56% from the prior year quarter;
•Paid Subscribers totaled 2.9 million at quarter end, an increase of 60% from the prior year quarter;
•Monthly active users (MAUs) grew 23% to 49.2 million from the prior year quarter and Daily active users (DAUs) grew 31% to 12.5 million from the prior year quarter, both of which are all-time highs;
•Total revenues were $81.2 million, an increase of 47% from the prior year quarter;
•Net loss totaled $12.2 million, compared to a net loss of $13.5 million in the prior year quarter, with the majority of this quarter’s loss driven by stock-based compensation;
•Adjusted EBITDA was $3.9 million, compared to $0.9 million in the prior year quarter.

Financial and Operating Metrics

The following table summarizes our financial and operating highlights for the quarter ended March 31, 2022.

	Three Months Ended March 31,
(In millions)	2022	2021	% Change
Operating Metrics
Monthly active users (MAUs)	49.2	39.9	23%
Daily active users (DAUs)	12.5	9.5	31%
Paid subscribers (at period end)	2.9	1.8	60%

	Three Months Ended March 31,
(In thousands)	2022	2021	% Change
Operating Metrics
Subscription bookings	$78,539	$50,466	56%
Total bookings	$102,054	$65,830	55%

Financial Measures
Total revenues (GAAP)	$81,220	$55,360	47%
Net loss (GAAP)	$(12,154)	$(13,472)	(10)%
Adjusted EBITDA (Non-GAAP)	$3,946	$871	353%

The following table provides the changes in revenues by product type:

	Three Months Ended March 31,
(in thousands)	2022	2021	Change	% Change
Subscription	$58,010	$40,055	$17,955	45%
Advertising	11,748	9,275	2,473	27%
Duolingo English Test	8,080	5,035	3,045	60%
Other	3,382	995	2,387	240%
Total revenues	$81,220	$55,360	$25,860	47%
Financial Outlook

Duolingo is providing the following guidance for the second quarter ending June 30, 2022 and the full year ending December 31, 2022:

	Second Quarter 2022		Full Year 2022
(in millions)	Low	High	Low	High

Total Bookings	$86.0	$89.0	$388.0	$397.0
Revenues	$84.0	$87.0	$349.0	$358.0
Adjusted EBITDA	$(4.0)	$(1.0)	$0.0	$3.0

With regards to the Non-GAAP Adjusted EBITDA outlook provided above, a reconciliation to GAAP net loss, the most directly comparable financial measure presented in accordance with GAAP, has not been provided as the quantification of certain items included in the calculation of GAAP net loss cannot be calculated or predicted at this time without unreasonable efforts. For example, the non-GAAP adjustment for stock-based compensation expenses related to equity awards requires additional inputs such as number of shares granted and market price that are not currently ascertainable, and the non-GAAP adjustment for certain legal, tax and regulatory reserves and expenses depends on the timing and magnitude of these expenses and cannot be accurately forecasted. For the same reasons, we are unable to address the probable significance of the unavailable information, which could have a potentially unpredictable, and potentially significant, impact on our future GAAP financial results.

Webcast and Conference Call Information
Duolingo will host a conference call to discuss its quarterly results today, May 12, 2022 at 5:30 p.m. ET. The live webcast of Duolingo’s earnings conference call and related materials will be publicly available and can be accessed at investors.duolingo.com. A replay will be available on the Investor Relations website one hour following completion of the call and will remain available for a period of one year.

About Duolingo
Duolingo is the leading mobile learning platform globally, offering courses in over 40 languages to over 45 million monthly active users. With over 500 million downloads, its flagship app has organically become the world's most popular way to learn languages and the top-grossing app in the Education category on both Google Play and the Apple App Store. With technology at the core of everything it does, Duolingo has consistently invested to provide learners a fun, engaging, and effective learning experience while remaining committed to its mission to develop the best education in the world and make it universally available.

Definitions

Subscription Bookings and Total Bookings. Subscription bookings represent the amounts we receive from a purchase of a subscription to Duolingo Plus. Total bookings represent the amounts we receive from a purchase of a subscription to Duolingo Plus, a registration for a Duolingo English Test, an in-app purchase for a virtual good and from advertising networks for advertisements served to our users. We believe bookings provide an indication of trends in our operating results, including cash flows, that are not necessarily reflected in our revenue because we recognize subscription revenue ratably over the lifetime of a subscription, which is generally from one to twelve months.

Monthly Active Users (MAUs). MAUs are defined as unique Duolingo users who engage with our mobile language learning application or the language learning section of our website each month. MAUs are reported for a measurement period by taking the average of the MAUs for each calendar month in that measurement period. MAUs are a measure of the size of our global active user community on Duolingo.

Daily Active Users (DAUs). DAUs are defined as unique Duolingo users who engage with our mobile language learning application or the language learning section of our website each calendar day. DAUs are reported for a measurement period by taking the average of the DAUs for each day in that measurement period. DAUs are a measure of the consistent engagement of our global user community on Duolingo.

Paid Subscribers. Paid subscribers are defined as users who pay for access to Duolingo Plus, including subscribers who pay for a family plan, and had an active subscription as of the end of the measurement period. Each unique user account is treated as a single paid subscriber regardless of whether such user purchases multiple subscriptions, and the count of paid subscribers does not include users who are currently on a free trial or who are non-paying members of a family plan.

Forward-Looking Statements
This Shareholder Letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical facts contained in this Shareholder Letter, including without limitation, statements regarding our business model and strategic plans and our financial outlook for the second quarter and fiscal year 2022 are forward-looking statements. Without limiting the generality of the foregoing, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Such forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in the forward-looking statements due to various factors, including, but not limited to: our ability to retain and grow our users and sustain their engagement with our products; competition in the online language learning industry; our limited operating history; our ability to achieve profitability; our ability to manage our growth and operate at such scale; the success of our investments; our reliance on third-party platforms to store and distribute our products and collect revenue; our reliance on third-party hosting and cloud computing providers; our ability to compete for advertisements; acceptance by educational organizations of technology-based education; our ability to access, collect, and use personal data about our users and payers, and to comply with applicable data privacy laws; potential intellectual property-related litigation and proceedings, our ability adequately obtain, protect and maintain our intellectual property rights; and the other important factors more fully detailed under the caption "Risk Factors" in our Annual report on Form 10-K for the fiscal year ended December 31, 2021, as any such factors may be updated from time to time, including in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022 and in our other filings with the SEC, accessible on the SEC’s website at www.sec.gov and the Company’s Investor Relations website at https://investors.duolingo.com. All forward-looking statements speak only as of the date of this Shareholder Letter and, except as required by applicable law, we have no obligation to update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Limitation of Key Metrics and Other Data
We manage our business by tracking several operating metrics, including MAUs, DAUs, paid subscribers, and bookings. While these metrics are based on what we believe to be reasonable estimates of our user base for the applicable period of measurement, there are inherent challenges in measuring how our platform is used. These metrics are determined by using internal data gathered on an analytics platform that we developed and operate and have not been validated by an independent third party. This platform tracks user account and session activity. If we fail to maintain an effective analytics platform, our metrics calculations may be inaccurate. Because we update the methodologies we employ to create metrics, our operating metrics may not be comparable to those in prior periods. Other companies, including companies in our industry, may calculate these metrics differently.

Non-GAAP Financial Measures
We use certain non-GAAP financial measures to supplement our consolidated financial statements, which are presented in accordance with GAAP. These non-GAAP financial measures include Adjusted EBITDA. Please refer to the definitions and reconciliations at the end of this press release. We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. By excluding certain items that may not be indicative of our recurring core operating results, we believe that Adjusted EBITDA provides meaningful supplemental information regarding our performance. Accordingly, we believe these non-GAAP financial measures are useful to investors and others because they allow for additional information with respect to financial measures used by management in its financial and operational decision-making and they may be used by our institutional investors and the analyst community to help them analyze the health of our business. However, there are a number of limitations related to the use of non-GAAP financial measures, and these non-GAAP measures should be considered in addition to, not as a substitute for or in isolation from, our financial results prepared in accordance with GAAP. Other companies, including companies in our industry, may calculate these non-GAAP financials measures differently or not at all, which reduces their usefulness as comparative measures.

Website Information
We routinely post important information for investors on the Investor Relations section of our website, https://investors.duolingo.com and also from time to time may use social media channels, including our Twitter account (twitter.com/duolingo) and our LinkedIn account (linkedin.com/company/duolingo/), as an additional means of disclosing public information to investors, the media and others interested in us. It is possible that certain information we post on our website and on social media could be deemed to be material information, and we encourage investors, the media and others interested in us to review the business and financial information we post on our website and on the social media channels identified above, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website and our social media channels is not incorporated by reference into, and is not a part of, this document.

DUOLINGO, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except par value amounts)

	March 31, 2022	December 31, 2021
ASSETS
Cash and cash equivalents	$577,331	$553,922
Accounts receivable	28,573	33,163
Deferred cost of revenues	27,780	24,219
Prepaid expenses and other current assets	6,951	7,967
Noncurrent Assets	43,876	42,040
Total assets	$684,511	$661,311

LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)
Accounts payable	$2,018	$7,818
Deferred revenues	119,101	98,267
Accrued expenses and other current liabilities	14,656	13,046
Long-term obligation under operating leases	28,022	29,124
Total liabilities	163,797	148,255
Total stockholders’ equity (deficit)	520,714	513,056
Total liabilities, convertible preferred stock and stockholders' equity (deficit)	$684,511	$661,311

DUOLINGO, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(Amounts in thousands, except per share amounts)

	Three Months Ended March 31,
	2022	2021
Revenues	$81,220	$55,360
Cost of revenues	21,490	15,019
Gross profit	59,730	40,341
Operating expenses:
Research and development	29,781	22,529
Sales and marketing	14,940	19,773
General and administrative	26,856	11,453
Total operating expenses	71,577	53,755
Loss from operations	(11,847)	(13,414)
Other expense, net of other income	(279)	(41)
Loss before provision for income taxes	(12,126)	(13,455)
Provision for income taxes	28	17
Net loss and comprehensive loss	$(12,154)	$(13,472)
Net loss per share attributable to Class A and Class B common stockholders, basic	$(0.31)	$(1.04)
Net loss per share attributable to Class A and Class B common stockholders, diluted	$(0.31)	$(1.04)

DUOLINGO, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)

	Three Months Ended March 31,
	2022	2021
Cash flows from operating activities:
Net loss	$(12,154)	$(13,472)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	774	600
Stock-based compensation	14,586	2,551
Changes in assets and liabilities	17,421	15,444
Net cash provided by operating activities	20,627	5,123
Net cash used for investing activities	(2,444)	(1,778)
Net cash provided by (used for) financing activities	5,226	(6,376)
Net increase (decrease) in cash and cash equivalents	23,409	(3,031)
Cash and cash equivalents - Beginning of period	553,922	120,490
Cash and cash equivalents - End of period	$577,331	$117,459

DUOLINGO, INC. AND SUBSIDIARIES
ADJUSTED EBITDA RECONCILIATION
(Amounts in thousands)

Adjusted EBITDA. Adjusted EBITDA is defined as net loss excluding interest (income) expense, net, income tax provision, depreciation and amortization, IPO and public company readiness costs, stock-based compensation expenses related to equity awards, tender offer-related costs and other expenses. Adjusted EBITDA is used by management to evaluate the financial performance of our business and we present Adjusted EBITDA because we believe it is helpful in highlighting trends in our operating results and that it is frequently used by analysts, investors and other interested parties to evaluate companies in our industry. The following table presents a reconciliation of our net loss, the most directly comparable financial measure presented in accordance with GAAP, to Adjusted EBITDA:

	Three Months Ended March 31,
(In thousands)	2022	2021
Net loss	$(12,154)	$(13,472)
Interest (income) expense, net	(33)	(2)
Provision for income taxes	28	17
Depreciation and amortization	774	600
IPO and public company readiness costs (1)	231	480
Stock-based compensation expenses related to equity awards (2)	15,100	2,551
Tender offer-related costs (3)	—	5,599
Other expenses (4)	—	5,098
Adjusted EBITDA	$3,946	$871
________________
(1)IPO and public company readiness costs include costs associated with IPO readiness and establishment of our public company structure and processes, including consultant costs.
(2)In addition to stock-compensation expense, this includes costs incurred related to taxes paid during on equity transactions.
(3)Includes costs related to our tender offer initiated in February 2021.
(4)Represents one-time cash awards to Duolingo contributors under our non-employee volunteer program included within Sales and marketing expenses within our Unaudited Condensed Consolidated Statements of Operations and Comprehensive Loss.

Contacts

Investor Relations:
Deborah Belevan, VP of Investor Relations
IR@duolingo.com

Press:
Sam Dalsimer, Global Head of Communications
press@duolingo.com